UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2008
                                                         -----------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                20-2107839
------------------------------  ------------------------  ----------------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)


2 East Main Street, Georgetown, MA                               01833
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 978-352-8600

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events.
             ------------

         On February 25, 2008, Georgetown Bancorp, Inc. (the "Company") completed its previously announced common stock repurchase program. As a result of the repurchase program, the Company repurchased 5.0% or 138,862 shares of the total outstanding shares at an average price per share of $8.52.

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits: None





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 GEORGETOWN  BANCORP, INC.


DATE:  March 4, 2008                        By:  /s/ Joseph W. Kennedy
                                                 -------------------------------
                                                 Joseph W. Kennedy
                                                 Senior Vice President and
                                                 Chief Financial Officer